UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 8, 2021

Walmart Inc.

(Exact Name of Registrant as Specified in Charter)

DE	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
1.900% Notes Due 2022	WMT22	NYSE
2.550% Notes Due 2026	WMT26	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 8, 2021, Walmart Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the commencement of a cash tender offer (the “Tender Offer”) for up to $8,000,000,000 aggregate principal amount (the “Maximum Principal Amount”) of the outstanding notes of its series 7.55% notes due 2030, 6.750% debentures due 2023, 6.500% notes due 2037, 5.875% notes due 2027, 6.200% notes due 2038, 5.625% notes due 2040, 5.625% notes due 2041, 5.25% notes due 2035, 5.000% notes due 2040, 4.875% notes due 2040, 4.750% notes due 2043, 4.300% notes due 2044, 3.625% notes due 2047, 4.000% notes due 2043, 4.050% notes due 2048, 3.950% notes due 2038, 2.950% notes due 2049, 3.700% notes due 2028, 3.550% notes due 2025, 3.400% notes due 2023, 3.250% notes due 2029, 3.050% notes due 2026, 2.850% notes due 2024, 2.650% notes due 2024 and 2.375% notes due 2029 (collectively, the “Securities”), in each case, plus premium, the early participation amount, if applicable, and accrued and unpaid interest on the applicable series of Securities from, and including, the most recent interest payment date for such series of Securities prior to the applicable payment date under the Tender Offer to, but excluding, the applicable payment date under the Tender Offer. The Maximum Principal Amount is subject to amendment by the Company. The Tender Offer will expire at 11:59 p.m., New York City time, on October 5, 2021, unless it is extended or earlier terminated.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K, including Exhibit 99.1 hereto, does not constitute an offer to sell or an offer to purchase any of the Securities or any other securities of the Company. The Tender Offer is being made only pursuant to an Offer to Purchase dated September 8, 2021, which sets forth the terms and conditions of the Tender Offer. The Company is making the Tender Offer only in those jurisdictions in which the Company is permitted to make the Tender Offer under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

The following document is filed as an exhibit to this Current Report on Form 8-K:

99.1	PRESS RELEASE

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2021

WALMART INC.

By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, General Counsel for Finance and Governance